Exhibit 10.110

                       AMENDMENT NO. 1 TO PROMISSORY NOTE

      This Amendment No. 1 to Promissory Note ("Amendment") is by and Richard L. Kaplan (the "Holder") and National Investment Managers Inc. (the "Maker"), effective as of September 24, 2009.

      Whereas, reference is herby made to a certain Promissory Note, dated March 16, 2009, by and between the Holder and the Maker in the amount of Four Hundred Seventy Five Thousand dollars ($475,000.00) (the "Promissory Note"). All capitalized terms used herein and not otherwise defined herein shall have the meanings as set forth in the Promissory Note;

      Whereas, the Maker and the Holders are amending the terms of the Promissory Note;

      Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Holders and the Maker hereby agree as follows:

      1. The scheduled Remaining Installments beginning with the October 15, 2009 installment payment shall be replaced with the following schedule:
         (6) equal principal only monthly installments of Thirty Five Thousand Dollars ($35,000) each, beginning on April 15, 2010 and ending September 15, 2010; and three (3) equal monthly installments of Sixty Five Thousand Dollars ($65,000) beginning on October 15, 2010 plus all accrued interest.

      2. No other changes to the Promissory Note are made, except as expressly set forth herein.

      3. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assign, and no other parties shall be a beneficiary hereunder. Neither this Amendment nor any of the provisions hereof can be changed, waived, discharged or terminated except by a written instrument signed by the party against whom enforcement the change, waiver, discharge or termination is sought.

      4. This Amendment may be signed in counterpart, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument. Signatures delivered by facsimile transmission shall have the same force and effect as original signatures delivered in person.

                                               [Signatures on following page]













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Exhibit 10.110

NATIONAL INVESTMENT MANAGERS INC.               RICHARD L. KAPLAN

By:  ___/s/  John M. Davis_________             By:_/s/ Richard L. Kaplan______
Name: John M. Davis
Title: President & Chief Operating Officer